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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 31, 2007

ENXNET, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-30675
(State or other jurisdiction of incorporation)	(Commission File No.)

11333 E. Pine St., Suite 75
Tulsa, Oklahoma 74119
(Address of principal executive offices and Zip Code)

(918) 592-0015
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

     On January 15, 2008, we sold 78,900 restricted shares of our common stock to Ryan Corley, our president and principal executive officer, in consideration of $31,560. The sale was made pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended. Mr. Corley is a sophisticated investor and was furnished with the same information that could be found in a Form SB-2 registration statement.

ITEM 7.01     REGULATION FD DISCLOSURE

     We are pleased to announce that our Chief Executive Officer, Ryan Corley, has purchased 78,900 restricted shares directly from the Company. The shares were purchased at $.40 cents and carry a 144 restrictive legend.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 15th day of January, 2008.

ENXNET INC.

BY:  RYAN CORLEY
        Ryan Corley
        President, Principal Executive Officer, and a
        member of the Board of Directors.